                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-85712) of Post Properties, Inc. of our report dated March 8, 1996 appearing on Page 37 of this Form 10-K/A.

Price Waterhouse LLP

Atlanta Georgia


July 19, 1996